                                                                    EXHIBIT 99.2

           SLIDES FROM MANAGEMENT PRESENTATION BY AGCO CORPORATION


         THE FOLLOWING PRESENTATION IS NOT AN OFFER TO SELL OUR SECURITIES OR A SOLICITATION OF OFFERS TO BUY OUR SECURITIES.

         The following presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated by reference herein, for information about forward-looking statements.

[AGCO LOGO]                    ROADSHOW PRESENTATION
================================================================================

                                                                      APRIL 2001

- --------------------------------------------------------------------------------
OFFERING OVERVIEW


Issuer                    AGCO Corporation

Issue                     ____% Senior Notes (the "Notes")

Gross Proceeds            $250,000,000

Distribution              144A with Registration Rights

Maturity                  2008 (7 years)

Optional Redemption       4 year non-call

                          On or after May 1, 2005 at certain specified prices
                          plus accrued interest declining to 100% of their
                          principal amount, plus accrued interest, on or after
                          2007

Change of Control         Upon a Change of Control, the Company will
                          be required to make an offer to purchase the Notes at
                          a purchase price equal to 101% of their principal
                          amount, plus accrued interest

Use of Proceeds           Refinance existing bank debt

Ratings                   Ba2/BB+


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
SENIOR MANAGEMENT REPRESENTATIVES


                                Robert J. Ratliff
                        Executive Chairman of the Board

                                Donald R. Millard
               Senior Vice President and Chief Financial Officer


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Introduction to AGCO


         -        Formed in 1990 by a management buyout of Allis-Chalmers

         - 18 highly successful acquisitions have grown company's revenues from $220 million in 1990 to $2.6 billion PF 2000; equity market cap of $700 million

         - World's third largest player with brands of: AGCO(R), Allis, Massey Ferguson(R), Hesston(R), White, GLEANER(R), New Idea(R), AGCOSTAR(R), Tye(R), Farmhand(R),
                  Blencoe(R), Fendt, Spra-Coupe(R) and Willmar(R)

         - Strong Market Positions: #3 North America; #1 Germany; #2 France; #1 South America

         - Extensive network of 7,750 independent dealers and distributors,associates and licensees

         - Ag-Chem: world's premier sprayer line and access to new blue chip customer base


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

PRIMARY PRODUCTS AND SERVICES


TRACTORS

[PICTURE 1]       [PICTURE 2]       [PICTURE 3]


COMBINES

[PICTURE 1]       [PICTURE 2]


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
PRIMARY PRODUCTS AND SERVICES (CONT'D)


HAY TOOLS AND SPRAYERS

[PICTURE 1]       [PICTURE 2]       [PICTURE 3]       [PICTURE 4]


PARTS AND SERVICES

[PICTURE 1]


- -------------------------------------------------------------------------------
                                                                               6

[AGCO LOGO]      OVERVIEW OF THE GLOBAL
                 AGRICULTURAL EQUIPMENT INDUSTRY
                 ==============================================================

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
INDUSTRY OVERVIEW


AGRICULTURAL EQUIPMENT INDUSTRY HAS UNDERGONE SIGNIFICANT CONSOLIDATION


                     [PIE CHART DEPICTING THE FOLLOWING:

                           Deere                   29%
                           AGCO                    11%*
                           Case - New Holland      28%
                           Other                   32%]


(*)Does not include sales by licensees and associates

ESTIMATED 2000 AGRICULTURAL WORLDWIDE EQUIPMENT SALES:  $21 BILLION


Source:  J. P. Morgan
- --------------------------------------------------------------------------------
                                                                               8

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
CURRENT STATUS OF THE AGRICULTURAL MARKET


1999-2000 REPRESENTED THE WEAKEST FARM EQUIPMENT ENVIRONMENT IN NORTH AMERICA IN OVER A DECADE.

         - Global commodity prices remain low due to bountiful crops for the fourth consecutive year

         - Farmer financial condition remains healthy due to government payments/subsidies in North America, Western Europe and South America

         - In the North American market (which is the bellwether for the industry), US farm debt remains low relative to historical standards

         - China's potential entrance into the WTO establishes a major export market for commodities and would help lift global commodity prices


- --------------------------------------------------------------------------------

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
WESTERN EUROPE MARKET OVERVIEW


INDUSTRY SALES OF TRACTORS AND COMBINES


   [BAR GRAPH DEPICTING UNIT SALES OF TRACTORS AND COMBINES FROM 1984-2000]


- -  Key Factors Affecting Market
   - CAP Reform
   - Mad cow and other livestock diseases


Source:  USDA
- --------------------------------------------------------------------------------

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
NORTH AMERICAN MARKET OVERVIEW


INDUSTRY SALES OF TRACTORS (EXCLUDING COMPACTS) AND COMBINES


   [BAR GRAPH DEPICTING UNIT SALES OF TRACTORS AND COMBINES FROM 1990-2000]


- -   Key Factors Affecting Market
    -  Low commodity prices
    -  Freedom to Farm Act
    -  Low US farm debt levels
    -  High farm income


Source:  USDA
- --------------------------------------------------------------------------------

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------

SOUTH AMERICA MARKET OVERVIEW


INDUSTRY SALES OF TRACTORS AND COMBINES (BRAZIL AND ARGENTINA)


   [BAR GRAPH DEPICTING UNIT SALES OF TRACTORS AND COMBINES FROM 1990-2000]


- -  Key Factors Affecting Market

   -  Government Financing (FINAME)


Source:  USDA
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
MARKET OUTLOOK


- -        Western European markets are expected to be down by 5% in 2001 due to the CAP reform and BSE ("mad cow") and hoof and mouth uncertainties

- -        Modest industry recovery expected in North America in 2001

- -        Improved pricing expected in the US due to low dealer inventory levels and reduced discounting

- -        South American markets continue to improve with the stability in Brazil

- -        YTD February 2001 sales versus YTD February 2000 were up in all markets except Western Europe


- --------------------------------------------------------------------------------
                                                                              13

[AGCO LOGO]       INVESTMENT HIGHLIGHTS
                  --------------------------------------------------------------

- --------------------------------------------------------------------------------

DIVERSIFIED GEOGRAPHIC AND PRODUCT SALES


AGCO'S GEOGRAPHIC DIVERSIFICATION AND MULTIPLE PRODUCTS PROVIDE BUFFER TO REGIONAL DYNAMICS.

2000 NET SALES -- $2.3 BILLION

Pie Chart depicting the following:           Pie Chart depicting the following:
Europe                     50%               Utility Tractors             31%
North America              29%               Row Crop Tractors            30%
South America              10%               Combines                      6%
Asia/Pacific                4%               Hay & Forage                  6%
Rest of World               7%               Parts                        19%
                                             Compact Tractors              2%
                                             Other                         6%


INTRODUCTION OF PRODUCTS INTO NEW MARKETS AND STRENGTHENING OUR GLOBAL DISTRIBUTION NETWORK WILL FURTHER DIVERSIFY OUR GEOGRAPHIC REVENUE STREAM.


- --------------------------------------------------------------------------------
                                                                              15

- --------------------------------------------------------------------------------


LEADING MARKET POSITIONS

- -        Massey Ferguson is the most widely sold tractor in the world

                                                            2000                  2000 AGCO              2000
                                                         MARKET SIZE             MARKET SHARE            MARKET
                                                           (UNITS)                   (%)                POSITION
         ------------------------------------------------------------------------------------------------------------
         Western Europe                                    173,676                    14                    2
              France                                        37,965                    14                    2
              Germany                                       25,000                    26                    1
              Spain                                         19,500                    14                    3
              UK                                            11,175                    14                    3

         North America                                     165,813                     6                    3

         South America                                      29,065                    32                    1
              Brazil                                        24,591                    33                    1
              Argentina                                      2,091                    39                    1

         Africa                                              7,800                    23                    2

         Licensee Markets
              India                                        244,597                    16                    2
              Turkey                                        34,500                    40                    1
              Pakistan                                      28,000                    45                    1
         ------------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                                                              16

- --------------------------------------------------------------------------------
HIGHLY VARIABLE COST STRUCTURE

THE COMPANY'S EFFICIENT HORIZONTAL MANUFACTURING STRATEGY AND ONGOING PRODUCT COST REDUCTION INITIATIVES PROVIDE CONTINUED FLEXIBILITY IN A CHALLENGING ENVIRONMENT.


- -        Flexible and efficient manufacturing capabilities combined with highly variable cost structure enable the Company to react quickly to changes in market conditions

- -        Outsourcing of major components allows ratcheting down of production without leaving capital intensive machinery idle

                           Global Manufacturing Costs

                       Pie chart depicting the following:
                           Materials                79%
                           Overhead                 12%
                           Director Labor            9%

- --------------------------------------------------------------------------------
                                                                              17

- --------------------------------------------------------------------------------
COST REDUCTION EFFORTS


SINCE LATE 1998 WHEN THE CURRENT AGRICULTURAL DOWNTURN COMMENCED,
MANAGEMENT HAS REACTED SWIFTLY TO REDUCE COSTS, GENERATE CASH AND REPAY INDEBTEDNESS.

         - Multi-phase cost reduction effort to generate $150 million of cost savings

                             KEY TACTICS/STRATEGIES

                           - Facilities rationalization
                           - Material cost reductions
                           - Manufacturing efficiency programs
                           - Working capital reductions
                           - Resourcing
                           - Common product platforms
                           - Strategic alliances


- --------------------------------------------------------------------------------
                                                                              18

- --------------------------------------------------------------------------------
COST REDUCTION EFFORTS


                                                                                                        STATUS
- --------------------------------------------------------------------------------------------------------------------
Phase I            $50 million
                                    -  $53 million operating expense reduction achieved                 Complete
                                        in 1999 attributable to headcount and
                                        discretionary spending reductions
- --------------------------------------------------------------------------------------------------------------------

Phase II
    Step 1           25 million
                                    -  Facilities rationalization  -- North America                     Complete
                                                                   -- South America
    Step 2           25 million
                                    -  Material cost reductions from purchasing                         On-Going
                                    -  Product resourcing (ex.:  Turkey sourced product                 On-Going
                                             relocated to Brazil)
                                    -  Common product platforms (ex.:  cabs)                            On-Going
                                    -  Strategic alliances -- Same Deutz-Fahr                           Complete
- --------------------------------------------------------------------------------------------------------------------
Phase III          $50 million      -  Cost Reduction Teams ("CRT")                                     On-Going
                                    -  Product warranty improvement                                     On-Going
                                    -  Product and component redesign                                   On-Going
                                    -  Other manufacturing initiatives                                  2002/2003
                                    -  Additional strategic alliances                                   2002/2003
- --------------------------------------------------------------------------------------------------------------------
                   $150 million
- --------------------------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                                                                              19

- --------------------------------------------------------------------------------
PROVEN BUSINESS STRATEGY


- -        Introduce products into new markets and strengthen global distribution network

- -        Continue to focus on improving North American presence through initiatives at the dealer level

- -        Capitalize on the significant opportunity that exists for continued
         consolidation in the agricultural equipment industry by selectively pursuing strategic acquisitions

- -        Continue cost reduction initiatives, which are expected to total$150 million in savings by 2003

- -        Maintain conservative financial policies consisting of applying free cash flow to debt reduction and making selective acquisitions


- --------------------------------------------------------------------------------
                                                                              20

[AGCO LOGO]

                              AG-CHEM ACQUISITION
================================================================================

- --------------------------------------------------------------------------------
AG-CHEM ACQUISITION


  - Total purchase price -$247.2 million ($25.80 per Ag-Chem share)

  - Consideration is approximately 55% cash and 45% AGCO shares

  - AGCO will refinance or assume approximately $45 million of Ag-Chem debt

  - Expect closing in April 2001

  - Equipment division highly profitable -over 26% gross margins historically

  - Significant rationalization opportunity


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AG-CHEM OVERVIEW


  - Manufactures specialized, off-road heavy equipment for the application of fertilizer and chemicals to farm fields

  - Environmentally friendly and cost effective

  - Other equipment includes industrial equipment to distribute bio-solid waste into the soil, chemical transport vehicles and orchard sprayers

  - Sell direct to large blue chip customer base

  - Strong brand name, reputation and market share

  - Clear leader in the $1 billion market for pre-and post-emergent spraying equipment, of which roughly 90% is in North America

             MARKET FOR PRE-AND POST-EMERGENT SPRAYING EQUIPMENT(1)

                                Pre-Emergent      Post-Emergent
                               (1/3 of market)   (2/3 of market)
                  ----------------------------------------------
                  Ag-Chem            60%               25%
                  AGCO               --                25
                  Deere              --                25
                  CNH                10                15
                  Others             30                10
                  ----------------------------------------------


(1)  CSFB Research
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AG-CHEM HISTORICAL FINANCIAL INFORMATION


($ millions)

                                            1996            1997            1998            1999           2000(a)
- ------------------------------------------------------------------------------------------------------------------
Net Sales                                  280.2           318.2           322.1           292.7           298.8

Gross Profit                                79.8            85.6            87.2            78.0            66.4

EBITDA (Total)                              29.8            28.1            24.8            17.4            13.8

EBITDA Margin (Total)                       10.6%            8.8%            7.7%            5.9%            4.6%

EBITDA (Excluding Soilteq)                  31.4            30.4            28.9            22.5            18.1

EBITDA Margin (Excluding Soilteq)           11.2%            9.6%            9.0%            7.7%            6.1%
- ------------------------------------------------------------------------------------------------------------------


(a)  Eliminate one-time charge for axle product recall
- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AG-CHEM OPPORTUNITIES TO INCREASE VALUE


  REVENUES

  - Open new markets outside North America

  - Migration of agriculture to larger farms

  - Crossover sales of AGCO products

  - Finance purchase of retail equipment through AGCO Finance

  EXPENSES

  - Material cost savings                         }
                                                  }      EXPECT $30 MILLION
  - Product rationalization                       }       ANNUALLY WITHIN 3
                                                  }      YEARS; $10 MILLION
  - Facility rationalization                      }        NEXT 12 MONTHS
                                                  }
  - Improve profitability of parts and service    }


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
AG-CHEM 2000 PROFORMA INCLUDING AGCO
SYNERGIES


($ millions)                                                                                            AG-CHEM
                                                                                                       INCLUDING
                                                                       SYNERGIES                       SYNERGIES
                          ACTUAL           PRODUCT         LESS          &COST           SALES         AND SALES
                          9/30/00          RECALL(a)     SOILTEQ(b)    SAVINGS(c)       GROWTH(d)       GROWTH
- ----------------------------------------------------------------------------------------------------------------
Net Sales                 $298.8                           (2.6)                           30.0         $326.2

Cost of Sales              232.4             (5.1)                       (10.0)            22.2          239.5

    Gross Profit            66.4              5.1          (2.6)          10.0              7.8           86.7

S,G&A                       66.5               --          (7.1)         (20.0)             0.9           40.3

Operating                   (0.1)             5.1           4.5           30.0              6.9           46.4
Income/ (Loss)

EBITDA                    $  8.6              5.1           4.3           30.0              6.9         $ 54.9
- ----------------------------------------------------------------------------------------------------------------

(a)  Eliminate one-time charge for axle product recall

(b)  Eliminate losses from Soilteq division

(c) Cost savings resulting from plant consolidations, parts/service synergies, administrative synergies, and purchasing synergies

(d)  Sales growth from use of  AGCO distribution in South America and Europe
- --------------------------------------------------------------------------------

[AGCO LOGO]  HISTORICAL OPERATING AND
             FINANCIAL PERFORMANCE
             =================================================================

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
SOURCES AND USES AS OF 12/31/00
($ millions)

SOURCES                                                         USES
=======================================================         ===========================================
Issuance of AGCO Equity                         $ 114.8         Fund Ag-Chem  Transaction           $ 247.2

New Credit Facility                               115.4         Refinance Ag-Chem Debt                 28.5

Senior Notes                                      250.0         Refinance Existing Bank Debt          314.2

Funding Under Receivables Securitization          135.0         Other Expenses                         25.3
- -------------------------------------------------------         -------------------------------------------
Total Sources                                   $ 615.2         Total Uses                          $ 615.2
=======================================================         ===========================================

- --------------------------------------------------------------------------------
                                                                              28

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
PRO FORMA CAPITALIZATION


($ in millions)                                        AGCO AS OF            PRO FORMA
EXISTING CAPITALIZATION DATA                            12/31/00              12/31/00
=========================================================================================
Cash                                                  $       13.3           $       13.4
Debt:
  New Secured Credit Facility                                   --           $      115.4
  Existing Unsecured Credit Facility                  $      314.2                     --
  New Senior Notes                                              --                  250.0
  8.5% Senior Sub Notes due 2006                             248.6                  248.6
  Other Debt                                                   7.4                   23.9
- -----------------------------------------------------------------------------------------
     Total Debt                                       $      570.2           $      637.9

Stockholders' Equity                                         789.9                  902.0
- -----------------------------------------------------------------------------------------
     Total Capitalization                             $    1,360.1           $    1,539.9
=========================================================================================



- --------------------------------------------------------------------------------
                                                                              29

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
SUMMARY FINANCIAL STATISTICS
($ millions)


                                                        Year Ended December 31,
                                  ===========================================================
                                     1997        1998         1999        2000        PF2000
=============================================================================================
OPERATING RESULTS
    Net Sales                     $  3,254    $  2,971     $  2,436     $  2,336     $  2,633
    EBITDA, as adjusted                407         286          158          156          160
    Total Debt                         727         924          692          570          638
    Stockholders' Equity               992         982          829          790          902

OPERATING STATISTICS
    Sales Growth                      38.9%       (8.7)%      (18.0)%       (4.1)%         --
    EBITDA Margin                     12.5         9.6          6.5          6.7          6.1%

CREDIT STATISTICS
    Debt/Total Capitalization         42.3%       48.5%        45.5%        41.9%        41.4%
    Debt/EBITDA                        1.8x        3.2x         4.4x         3.7x         4.0x
    EBITDA/Interest Expense            5.8         3.5          2.2          2.6          2.3
=============================================================================================


- --------------------------------------------------------------------------------
                                                                              30

                                                                     [AGCO LOGO]
- --------------------------------------------------------------------------------
KEY FACTORS IMPACTING 2000 FINANCIAL RESULTS

- - Continued weakness in the agricultural sector

- - Cost savings benefits due to restructuring (in gross margin) -- increasing from 14.7% in 1999 to 16.1% in 2000

- - Reduced production schedules to maintain target inventory levels

- - Weakness in Western European sales offset by increases in North America and South America

- - Accounts receivable facility

- - Margins on exports from the UK have been negatively impacted by the Sterling/Euro exchange rate

- - Currency translation


- --------------------------------------------------------------------------------
                                                                              31

- --------------------------------------------------------------------------------
FREE CASH FLOW


THE COMPANY HAS INCREASED FREE CASH FLOW IN RECENT YEARS BY EFFICIENTLY MANAGING WORKING CAPITAL AND REDUCING CAPITAL EXPENDITURES. THE FLEXIBILITY TO REDUCE CAPITAL EXPENDITURES IS A BENEFIT OF AGCO'S HORIZONTAL MANUFACTURING STRATEGY.

($ millions)
                                                Year Ended December 31,
                                       -----------------------------------------
                                       1997       1998       1999       2000
- --------------------------------------------------------------------------------
EBITDA                                 $407       $286       $158       $156

   Capital Expenditures                 (72)       (61)       (44)       (58)

   Interest Expense                     (71)       (82)       (71)       (60)

   Taxes                                (35)       (50)       (37)       (30)

   Working Capital                     (171)      (102)       224        151(1)
                                       ----       ----       ----       ----
FREE CASH FLOW                         $ 58       ($ 9)      $230       $159
- --------------------------------------------------------------------------------

(1) Accounts receivable declined by $200 million in January 2000 due to the Securitization.


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
WORKING CAPITAL REDUCTIONS


SIGNIFICANT REDUCTIONS IN WORKING CAPITAL HAVE CONTRIBUTED TO THE COMPANY'S STRONG CASH FLOW. STEPS TAKEN TO REDUCE WORKING CAPITAL INCLUDE REDUCING DEALER INVENTORY, REDUCING PRODUCTION LEVELS AND USING DEMAND FLOW TECHNOLOGY FOR PRODUCTION INVENTORY.


[CHART OF % OF WORKING CAPITAL TO             [CHART OF ACCOUNTS RECEIVABLE AND
SALES FOR 1998 Q3 TO 2000 Q4]                 INVENTORY FOR 1998 Q3 TO 2000 Q4]


(1) Working Capital consists of accounts receivable plus inventory less accounts payable.


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
DEBT REDUCTION
($ in millions)


                 [BAR GRAPH SHOWING LEVELS OF DEBT, EQUITY AND
                       DEBT-TO-CAPITAL RATIO FOR Q4 1998,
                    Q4 1999, Q4 2000 AND Q4 2000 (PROFORMA)]


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
CREDIT HIGHLIGHTS


    -   Strong cash flow generation even in trough of cycle

    - Cost cutting on core AGCO business will drive another $75 million in savings over the next few years

    -   Additional $30 million in saving from cost reductions at Ag-Chem

    -   Well positioned for industry up-turn

    -   Focused on returning to investment grade


- --------------------------------------------------------------------------------
                                                                              35